MEREDITH, CARDOZO & LANZ LLP
                         Certified Public Accountants
                       97 South Second Street, Suite 100
                          San Jose, California 95113
                                (408) 278-0220




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use in the Registration Statement on Form N-1A of Berkshire Capital Investment Trust of our report dated June 18, 1997, on our audit of the statement of assets and liabilities of the Trust.

We  also  consent to the reference to our firm in such Registration Statement.


                                   Meredith, Cardozo & Lanz LLP



San Jose, California
June 30, 1997


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